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                                                                  EXHIBIT 23.(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1996 (except with respect to the matter discussed in Note 14, as to which the date is March 18, 1996) incorporated by reference in the Company's Form 10K for the year ended December 31, 1995.




                                                     ARTHUR ANDERSEN LLP

San Diego, California
July 3, 1996